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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated January 25, 2000 relating to the financial statements of Siara Systems, Inc., which appears in the Proxy Statement included within Redback Networks Inc.'s Registration Statement on Form S-4 Amendment Number 1 (No. 333-95947). We also consent to the reference to us under the heading "Experts" in such Registration Statement.

PricewaterhouseCoopers LLP

San Jose, California
June 15, 2000